Exhibit 99.2

Consolidated Financial Statements
Rapide Communication Ltd

For the Year Ended 30 June 2018

Registered number: 05786255

Independent Auditor's Report

Contents

Page
Independent auditor's report	3 - 4
Consolidated Statement of comprehensive income	5
Consolidated Statement of financial position	6
Consolidated Statement of changes in equity	7
Consolidated Statement of cash flows	8
Notes to the Consolidated financial statements	9 - 22

Independent Auditor's Report

Board of Directors

Rapide Communication Limited

We have audited the accompanying consolidated financial statements of Rapide Communication Limited, which comprise the consolidated statement of financial position as of 30 June 2018, and the related consolidated statements of comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s responsibility for the financial statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United Kingdom, including Financial Reporting Standard 102 ‘The Financial Reporting Standard applicable in the UK and Republic of Ireland’; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for qualified opinion
Accounting principles generally accepted in the United Kingdom require that financial statements be presented with comparative financial information. These consolidated financial statements do not include comparative financial information for the year ended 30 June 2017.

Qualified opinion
In our opinion, except for the matter describe in the Basis for Qualified Opinion paragraph, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Rapide Communication Limited and subsidiaries as of 30 June 2018, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United Kingdom.

Independent Auditor's Report

Emphasis of matter
We draw attention to Note 2 of the financial statements, which describes the basis of accounting. The financial statements are prepared on the basis of accounting principles generally accepted in the United Kingdom, which differs from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to this matter.

/s/ GRANT THORNTON UK LLP

Birmingham United Kingdom
Date: November 29, 2018

Rapide Communication Ltd

Consolidated Statement of Comprehensive Income
For the Year Ended 30 June 2018

		2018
	Note	£

Turnover	4	17,275,131
Cost of sales		(5,430,865)
Gross profit		11,844,266
Administrative expenses		(9,323,263)
Operating profit	5	2,521,003
Interest receivable and similar income	9	3,446
Interest payable and similar charges	10	-
Profit before tax		2,524,449
Tax on profit	11	(355,438)
Profit for the financial year		2,169,011

There was no other comprehensive income for 2018.
The notes on pages 9 to 22 form part of these financial statements.

Rapide Communication Ltd
Registered number:05786255

Consolidated Statement of Financial Position
As at 30 June 2018

			2018
	Note		£

Tangible assets	12		98,824

Current assets
Debtors: amounts falling due within one year	13	3,533,344
Cash at bank and in hand	14	2,790,878
		6,324,222
Creditors: amounts falling due within one year	15	(6,126,316)
Net current assets			197,906
Total assets less current liabilities			296,730
Deferred taxation	17	(11,794)
			(11,794)
Net assets			284,936

Capital and reserves
Called up share capital	18		146
Share premium account	19		193,080
Other reserves	19		30
Profit and loss account	19		91,680
			284,936

The notes on pages 9 to 22 form part of these financial statements.

Rapide Communication Ltd

Consolidated Statement of Changes in Equity
For the Year Ended 30 June 2018

	Called up share capital	Share premium account	Other reserves	Profit and loss account	Total equity
	£	£	£	£	£
At 1 July 2017	70	99,930	30	5,122,669	5,222,699
Comprehensive income for the year
Profit for the year	-	-	-	2,169,011	2,169,011
Dividends: Equity capital	-	-	-	(7,200,000)	(7,200,000)
Shares issued during the year	76	93,150	-	-	93,226
At 30 June 2018	146	193,080	30	91,680	284,936

The notes on pages 9 to 22 form part of these financial statements.

Rapide Communication Ltd

Consolidated Statement of Cash Flows
For the Year Ended 30 June 2018

2018
£
Cash flows from operating activities
Profit for the financial year	2,169,011
Adjustments for:
Depreciation of tangible assets	77,556
Interest paid	-
Interest received	(3,446)
Taxation	355,438
(Increase)/decrease in debtors	(428,522)
Decrease in creditors	(382,628)
Corporation tax	(244,458)
Net cash generated from operating activities	1,542,951
Cash flows from investing activities
Purchase of tangible fixed assets	(69,438)
Interest received	3,446
Net cash from investing activities	(65,992)
Cash flows from financing activities
Issue of ordinary shares	56,926
Dividends paid	(7,200,000)
Interest paid	-
Net cash used in financing activities	(7,143,074)
Net (decrease)/increase in cash and cash equivalents	(5,666,115)
Cash and cash equivalents at beginning of year	8,456,993
Cash and cash equivalents at the end of year	2,790,878

Cash and cash equivalents at the end of year comprise:
Cash at bank and in hand	2,790,878
8,456,993
The notes on pages 9 to 22 form part of these financial statements.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

1.	General information
Rapide Communication Limited is a company limited by shares and incorporated in England and Wales. The registered office address is Raving Towers, Heron House, Millburn Hill Road, Coventry, West Midlands, CV4 7HS.

2.	Accounting policies

2.1	Basis of preparation of financial statements
The consolidated financial statements have been prepared under the historical cost convention unless otherwise specified within these accounting policies and in accordance with Financial Reporting Standard 102, the Financial Reporting Standard applicable in the UK and the Republic of Ireland and the Companies Act 2006.

The preparation of financial statements in compliance with FRS 102 requires the use of certain critical accounting estimates. It also requires management to exercise judgement in applying the Company's accounting policies (see note 3)

The following principal accounting policies have been applied:

2.2	Going concern
The directors have considered the forecast trading and expected cash flows of the company for the period through to 31 December 2019. The company holds cash funds and is expected to generate further cash in the period considered. Accordingly the directors have prepared the financial statements on a going concern basis.

2.3	Revenue
Revenue is recognised to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured. Revenues is measured as the fair value of the consideration received or receivable, excluding discounts, rebates, value added tax and other sales taxes.

Revenue from subscription is recognised on a straight‑line basis over the subscription term.

Revenues from usage and implementation services are recognised in the period the service is rendered to the customers.

2.4	Tangible fixed assets
Tangible fixed assets under the cost model are stated at historical cost less accumulated depreciation and any accumulated impairment losses. Historical cost includes expenditure that is directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

Depreciation is charged so as to allocate the cost of assets less their residual value over their estimated useful lives, using the straight‑line method.

The estimated useful lives range as follows:

Fixtures and fittings	‑	3	years straight‑line
Office equipment	‑	3	years straight‑line
Computer equipment	‑	2	years straight‑line

The assets' residual values, useful lives and depreciation methods are reviewed, and adjusted prospectively if appropriate, or if there is an indication of a significant change since the last reporting date.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognised in the statement of comprehensive income.

2.5	Investments
Investments held as fixed assets are shown at cost less provision for impairment.

2.6	Debtors
Short term debtors are measured at transaction price, less any impairment. Loans receivable are measured initially at fair value, net of transaction costs, and are measured subsequently at amortised cost using the effective interest method, less any impairment.

2.7	Cash and cash equivalents
Cash is represented by cash in hand and deposits with financial institutions repayable without penalty on notice of not more than 24 hours.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

2.8	Financial instruments
The Company only enters into basic financial instruments transactions that result in the recognition of financial assets and liabilities like trade and other debtors and creditors, accrued income and accruals.

Financial assets that are measured at cost and amortised cost are assessed at the end of each reporting period for objective evidence of impairment. If objective evidence of impairment is found, an impairment loss is recognised in the statement of comprehensive income.

For financial assets measured at amortised cost, the impairment loss is measured as the difference between an asset's carrying amount and the present value of estimated cash flows discounted at the asset's original effective interest rate. If a financial asset has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate determined under the contract.

For financial assets measured at cost less impairment, the impairment loss is measured as the difference between an asset's carrying amount and best estimate of the recoverable amount, which is an approximation of the amount that the Company would receive for the asset if it were to be sold at the reporting date.

Financial assets and liabilities are offset and the net amount reported in the statement of financial position when there is an enforceable right to set off the recognised amounts and there is an intention to settle on a net basis or to realise the asset and settle the liability simultaneously.

2.9	Creditors
Short term creditors are measured at the transaction price. Other financial liabilities, including bank loans, are measured initially at fair value, net of transaction costs, and are measured subsequently at amortised cost using the effective interest method.

2.10	Foreign currency translation
Functional and presentation currency

The Company's functional and presentational currency is GBP.

Transactions and balances

Foreign currency transactions are translated into the functional currency using the spot exchange rates at the dates of the transactions.

At each period end foreign currency monetary items are translated using the closing rate. Non‑monetary items measured at historical cost are translated using the exchange rate at the date of the transaction and non‑monetary items measured at fair value are measured using the exchange rate when fair value was determined.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

2.11	Finance costs
Finance costs are charged to the statement of comprehensive income over the term of the debt using the effective interest method so that the amount charged is at a constant rate on the carrying amount. Issue costs are initially recognised as a reduction in the proceeds of the associated capital instrument.

2.12	Dividends
Dividends paid are included in the company financial statements in the period in which the related dividends are actually paid, as approved by shareholders.

2.13	Operating leases
Rentals paid under operating leases are charged to the statement of comprehensive income on a straight line basis over the lease term.

2.14	Pensions
The pension costs charged in the financial statements represent the contributions payable to pension plans during the year.

2.15	Holiday pay accrual
A liability is recognised to the extent of any unused holiday pay entitlement which is accrued at the statement of financial position date and carried forward to future periods. This is measured at the undiscounted salary cost of the future holiday entitlement so accrued at the statement of financial position date.

2.16	Interest income
Interest receivable is recognised in the period to which it relates.

2.17	Provisions for liabilities
Provisions are made where an event has taken place that gives the Company a legal or constructive obligation that probably requires settlement by a transfer of economic benefit, and a reliable estimate can be made of the amount of the obligation.

Provisions are charged as an expense to the statement of comprehensive income in the year that the Company becomes aware of the obligation, and are measured at the best estimate at the statement of financial position date of the expenditure required to settle the obligation, taking into account relevant risks and uncertainties.

When payments are eventually made, they are charged to the provision carried in the statement of financial position.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

2.18	Current and deferred taxation
The tax expense for the year comprises current and deferred tax. Tax is recognised in the statement of comprehensive income, except that a charge attributable to an item of income and expense recognised as other comprehensive income or to an item recognised directly in equity is also recognised in other comprehensive income or directly in equity respectively.

The current income tax charge is calculated on the basis of tax rates and laws that have been enacted or substantively enacted by the reporting date in the countries where the Company operates and generates income.

Deferred tax balances are recognised in respect of all timing differences that have originated but not reversed by the Statement of financial position date, except that:

•	The recognition of deferred tax assets is limited to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits; and

•	Any deferred tax balances are reversed if and when all conditions for retaining associated tax allowances have been met.

Deferred tax balances are not recognised in respect of permanent differences except in respect of business combinations, when deferred tax is recognised on the differences between the fair values of assets acquired and the future tax deductions available for them and the differences between the fair values of liabilities acquired and the amount that will be assessed for tax. Deferred tax is determined using tax rates and laws that have been enacted or substantively enacted by the reporting date.

2.19	Research and development
In the research phase of an internal project it is not possible to demonstrate that the project will generate future economic benefits and hence all expenditure on research shall be recognised as an expense when it is incurred. Intangible assets are recognised from the development phase of a project if and only if certain specific criteria are met in order to demonstrate the asset will generate probable future economic benefits and that its cost can be reliably measured. The capitalised development costs are subsequently amortised on a straight line basis over their useful economic lives, which range from 3 to 6 years.

If it is not possible to distinguish between the research phase and the development phase of an internal project, the expenditure is treated as if it were all incurred in the research phase only.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

3.	Significant accounting estimates
The preparation of financial statements in compliance with FRS 102 requires the use of certain critical accounting estimates, judgments and assumptions that affect amounts reported in the financial statements and related notes. The estimates and assumptions used in the financial statements are based upon management's evaluation of relevant facts and circumstances as of the date of the Company's financial statements.

The key estimates concerning the future and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

Provision for Bad Debts

Provision for bad debts is maintained at a level considered adequate to provide for potentially uncollectible receivables. The level of provision is based on the status of receivable, past collection experience and other factors that may affect collectability. The provision for bad debts amounted to £24,814.

4.	Turnover
	An analysis of turnover by class of business is as follows:
		2018
		£
	Usage fees	8,248,024
	Implementation fees	549,753
	Subscription fees	8,477,354
		17,275,131

5.	Operating profit
	The operating profit is stated after charging:
		2018
		£
	Operating lease rentals	94,706
	Depreciation of tangible fixed assets	77,556
	Pension costs	42,498

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

6.	Auditor's remuneration
		2018
		£
	Fees payable to the Company's auditor and its associates for the audit of the Company's annual financial statements	19,000
		19,000
	VAT compliance review	-
	Taxation compliance services	3,500
	Other services relating to taxation	-
	Services relating to accounting assistance	-
		3,500

7.	Employees
	Staff costs, including director's remuneration, were as follows:
		2018
		£
	Wages and salaries	5,746,868
	Social security costs	710,327
	Pension costs	42,498
		6,499,693

The average monthly number of employees, including the director, during the year was as follows:
2018
No.

Average no. of employees	98

8.	Director's remuneration
		2018
		£

	Director's emoluments	9,000
		9,000

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

9.	Interest receivable and similar income
		2018
		£
	Other interest receivable	3,446
		3,446

10.	Interest payable and similar charges
2018
£
	Interest payable	-
-

11.	Taxation

		2018
		£
	Corporation tax
	Current tax on profits for the year	494,898
	Adjustments in respect of previous periods	(136,630)
	Foreign tax
	Foreign tax on income for the year	-
		-

	Total current tax	358,268
	Deferred tax
	Origination and reversal of timing differences	(2,830)
	Total deferred tax	(2,830)

	Taxation on profit on ordinary activities	355,438

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

11.	Taxation (continued)

Factors affecting tax charge for the year
The tax assessed for the year is higher than the standard rate of corporation tax in the UK of 19%. The differences are explained below:
2018
£
Profit on ordinary activities before tax	2,524,449
Profit on ordinary activities multiplied by standard rate of corporation tax in the UK of 19%	479,645
Effects of:
Expenses not deductible for tax purposes	11,554
Fixed asset differences	946
Adjustments to tax charge in respect of prior periods	(136,958)
Adjustment to tax charge in respect of previous periods ‑ deferred tax	(73)
Adjust opening deferred tax to average rate	1,712
Movement in deferred tax rates on closing balance	(1,388)
Total tax charge for the year	355,438

Factors that may affect future tax charges
There are no factors which may impact the future tax charges apart from the expected fall in future corporation tax rates.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

12.	Tangible fixed assets

		Fixtures and fittings	Office equipment	Computer equipment	Total
		£	£	£	£
	Cost
	At 1 July 2017	50,621	15,995	214,763	281,379
	Additions	43,488	3,355	22,595	69,438
	Disposals	(3,806)	(10,263)	(7,494)	(21,563)
	At 30 June 2018	90,303	9,087	229,864	329,254
	Depreciation
	At 1 July 2017	19,750	12,482	142,205	174,437
	Charge for the year	20,212	1,904	55,440	77,556
	Disposals	(3,806)	(10,263)	(7,494)	(21,563)
	At 30 June 2018	36,156	4,123	190,151	230,430
	Net book value
	At 30 June 2018	54,147	4,964	39,713	98,824

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

13.	Debtors
		2018
		£

	Trade debtors	2,780,354
	Other debtors	36,887
	Prepayments and accrued income	716,103
		3,533,344

	An impairment reversal of £229,910 was recognised during the year against trade debtors. Included within other debtors is £36,300 of amounts unpaid at year in relation to shares issued during the year

14.	Cash and cash equivalents
		2018
		£
	Cash at bank and in hand	2,790,878
		2,790,878

15.	Creditors: Amounts falling due within one year
		2018
		£
	Trade creditors	1,190,271
	Amounts owed to group undertakings	229,024
	Corporation tax	492,725
	Taxation and social security	891,618
	Other creditors	252,037
	Accruals and deferred income	3,070,641
		6,126,316

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

16.	Financial instruments
		2018
		£
	Financial assets
	Financial assets measured at amortised cost	2,817,241
		2,817,241

Financial liabilities
Financial liabilities measured at amortised cost	(4,741,990)
(4,741,990)

Financial assets measured at amortised cost comprise of trade debtors and other debtors.
Financial liabilities measured at amortised cost comprise of trade creditors, other creditors, accruals and amounts owed to group undertakings.
17.	Deferred taxation
		2018
		£
	At beginning of year	(14,624)
	Charged to profit or loss	2,830
	At end of year	(11,794)

The provision for deferred taxation is made up as follows:
2018
£
Accelerated capital allowances	(11,794)
(11,794)

18.	Share capital
		2018
		£
	Allotted, called up and fully paid

	565 (2017 ‑ 7,000) Ordinary Shares of £0.01 each	6
	7,000‑ Ordinary A Shares shares of £0.01 each	70
	7,000‑ Ordinary B Shares shares of £0.01 each	70

		146
On 18 April 2018 the company passed an ordinary resolution creating 565 Ordinary Shares of £0.01 which were issued at a price of £165 each.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

19.	Reserves
Share premium account

Share premium account represents the excess consideration received by the Company for the ordinary share capital in excess of its par value.

Other reserves
Other reserves represents the nominal value of shares redeemed in prior years.

Profit and loss account
Profit and loss account represents all current and prior period retained profit and losses, net of dividends paid.

20.	Pension commitments
The Company operates a defined contributions pension scheme. The assets of the scheme are held separately from those of the Company in an independently administered fund. The pension cost charge represents contributions payable by the Company to the fund and amounted to £42,498. Contributions totalling £16,119 were payable to the fund at the reporting date.

21.	Commitments under operating leases
	At 30 June 2018 the Company had future minimum lease payments under non‑cancellable operating leases as follows:
		2018
		£
	Not later than 1 year	103,021
	Later than 1 year and not later than 5 years	176,957
		279,978

22.	Controlling party
The ultimate controlling party is N Shanahan by virtue of his majority shareholding in the company.

23.	Post balance sheet events
On October 3, 2018, Upland Software, Inc. (the “Company”) through its wholly owned subsidiary, PowerSteering Software Limited, a limited company incorporated under the laws of England and Wales (“PowerSteering UK”), entered into an agreement to purchase the shares comprising the entire issued share capital of Rapide Communication LTD, a private company limited by shares organized and existing under the laws of England and Wales doing business as Rant & Rave (“Rant & Rave”), pursuant to a Share Purchase Agreement by and among PowerSteering UK, Rant & Rave and the sellers of shares of Rant & Rave named therein. The aggregate consideration paid for the Rant & Rave shares was £45 million (approximately $58.5 million based on current exchange rates) in cash at closing, net of cash acquired and a £5 million (approximately $6.5 million based on current exchange rates) cash holdback payable in 12 months, subject to reduction for indemnification claims.

Rapide Communication Ltd

Notes to the Consolidated Financial Statements
For the Year Ended 30 June 2018

24.	Summary of differences between UK and US generally accepted accounting principles
Revenue recognition
Under UK GAAP, revenue is recognised as earnings, when the company obtains the right to consideration in exchange for its performance. A contractual arrangement with two or more components should be accounted for as two or more separate transactions only where commercial substance is that the individual components operate independently to one another. UK GAAP does not provide guidance on when an element included in a multiple-element arrangement may be deemed to have commercial substance, such a determination will require the use of professional judgment.

Under US GAAP, revenue is allocated based on relative best estimated selling price to each unit of accounting in multiple element arrangements, which generally include subscriptions and professional services. Best estimated selling price of each unit of accounting included in a multiple element arrangement is based upon management’s estimate of the selling price of deliverables when vendor specific objective evidence or third-party evidence of selling price is not available.

Statement of cash flows
Under UK GAAP, interest paid may be presented as either operating or financing activities. Under US GAAP, interest paid and received is classified as operating activities.